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                                                                Exhibit 10.41

                               AMENDING AGREEMENT


         This Amending Agreement is dated as of December 1, 2000, and is by and between cMeRun Corp., a Delaware corporation ("cMeRun") and _______________, a member of the Board of Directors of cMeRun ("Director").

                                    RECITALS

         WHEREAS, the parties hereto executed an Agreement dated ______________ (the "Directorship Agreement"), appended hereto as EXHIBIT A, Section 2.3 of which provides that cMeRun shall issue to Director 50,000 restricted common shares of the Company (the "Shares");

         WHEREAS, the Company has never issued the Shares;

         WHEREAS, the Director, with the consent of cMeRun, wishes to reject the right to receive the Shares; and

         WHEREAS, in consideration of the agreements set forth herein, the parties wish to amend the Directorship Agreement to remove the provision regarding the issuance of the Shares.

                                    AGREEMENT

                  Now, therefore, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Directorship Agreement shall be amended by deleting Section 2.3 thereof.

         2. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No such party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto.

         3. This Agreement may be executed in counterparts, all of which shall be considered one and the same instrument, each being deemed to constitute an original, and shall be effective when one or more counterparts have been signed by each party and delivered to the other parties, which delivery may be made by facsimile transmission.

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         4. This Agreement shall be governed by, and interpreted in accordance with, the laws of, the Commonwealth of Massachusetts, without regard to any applicable conflicts of law.


         IN WITNESS WHEREOF, cMeRun and Director have caused this instrument to be executed, under seal, in counterparts, as of the date first above written.


                                        DIRECTOR


                                        By:
                                           ------------------------------------




                                        CMERUN CORP.


                                        By:
                                           ------------------------------------
                                                  Name: